                                                   Exhibit (24)a
                                                   Form 10-K


                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is both an officer and a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of March, 1994.




                                       R. E. Allen
                                       Chairman of the Board
                                        and Director

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is an officer of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of March, 1994.




                                       R. W. Miller
                                       Chief Financial Officer

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is an officer of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of March, 1994.




                                       M. B. Tart
                                       Controller

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 1994.




                                       M. Kathryn Eickhoff
                                       Director

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of March, 1994.




                                       Walter Y. Elisha
                                       Director

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 1994.




                                       Philip M. Hawley
                                       Director

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 1994.




                                       Carla A. Hills
                                       Director

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of March, 1994.




                                       Belton K. Johnson
                                       Director

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of March, 1994.




                                       Drew Lewis
                                       Director

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 1994.




                                       Donald McHenry
                                       Director

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March, 1994.




                                       Victor A. Pelson
                                       Director

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of March, 1994.




                                       Donald S. Perkins
                                       Director

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of March, 1994.




                                       Henry B. Schacht
                                       Director

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of March, 1994.




                                       Michael I. Sovern
                                       Director

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of March, 1994.




                                       Franklin A. Thomas
                                       Director

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of March, 1994.




                                       Joseph D. Williams
                                       Director

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERICAN TELEPHONE AND TELEGRAPH COMPANY, a New York corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of March, 1994.




                                       Thomas H. Wyman
                                       Director